UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2010

BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (251) 431-7800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 25, 2010, BankTrust, the banking subsidiary of BancTrust Financial Group, Inc. (the “Registrant”), entered into an Office Lease Agreement with the Employees’ Retirement System of Alabama and the Teachers’ Retirement System of Alabama (collectively, “Landlord”) for approximately 72,000 square feet of office space in the former AmSouth Bank Building located at 107 St. Francis Street in Mobile, Alabama.

The building in which the leased premises are located will be renamed the “RSA-BankTrust Building” and will retain that name as long as BankTrust is a tenant in the building.  Signage will be added to the building to reflect its new name.  The leased premises are on the first floor, the mezzanine level, and the 25th, 26th, 27th, 28th, 29th, 30th and 31st floors of the RSA-BankTrust Building.  BankTrust has an option to expand into the 24th floor.

The Lease is for a term of ten (10) years and nine (9) months, commencing on earlier of the date on which BankTrust takes possession of the premises or the date that is thirty (30) days after the later of the issuance of a certificate of substantial completion from Landlord’s architect and a certificate of occupancy for the premises.  BankTrust has the option to renew the Lease for three (3) successive five (5) year renewal terms.

Base rent under the Lease is as follows:

Initial Term

Years	Rate PSF	Monthly Base Rent
Months 0 – 9:	$00.00	$ 00.00
Months 10 – 36:	11.00	66,226.42
Years 4 – 6:	11.75	70,741.86
Years 7 – 8:	12.25	73,752.15
Years 9 – end of lease term	12.75	76,762.44

First Renewal Term

Years	Rate PSF	Monthly Base Rent
11 – 12	$ 13.18	$79,351.29
13 – 14	13.38	80,555.41
15	13.63	82,060.55

Second Renewal Term

Years	Rate PSF	Monthly Base Rent
16	$ 14.00	$84,288.17
17 – 18	14.25	85,793.31
19 – 20	14.50	87,298.46

Third Renewal Term

Years	Rate PSF	Monthly Base Rent
21 – 22	$ 15.00	$90,308.75
23 – 24	15.50	93,319.04
25	16.00	96,329.33

BankTrust will also pay its pro rata share of the Landlord’s operating costs for the RSA-BankTrust Building.

The Lease is included as Exhibit 10.1 to this current report on Form 8-K.

Item 8.01. Other Events

On August 25, 2010, the Registrant issued a news release announcing the lease agreement described in Item 1.01 above.  The news release is included as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1      Office Lease Agreement among BankTrust, the Employees’ Retirement System of Alabama and the Teacher’s Retirement System of Alabama dated August 25, 2010.

99.1      News release issued on August 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.

DATE:	August 25, 2010	By:	/s/ F. Michael Johnson
F. Michael Johnson
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Office Lease Agreement among BankTrust, the Employees’ Retirement System of Alabama and the Teacher’s Retirement System of Alabama dated August 25, 2010.

99.1	News release issued on August 25, 2010.